UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the Appropriate Box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BONK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 16, 2026

BONK, INC.

60 E Rio Salado Pkwy, Suite 900

Tempe, AZ 85281

Notice of Annual Meeting of Stockholders

Date:	December 11, 2026
Time:	10:00 AM, Eastern Time
Record Date:	October 14, 2026

To the stockholders of Bonk, Inc.,

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Meeting”) of Bonk, Inc. (the “Company”) to be held in a virtual-only meeting format via live webcast on the Internet on December 11, 2026 at 10:00 a.m. Eastern Time. At the Meeting you will be asked to vote on the following matters:

1.	Re-elect six directors to the Board of Directors (the “Board”) of the Company to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders or until their earlier resignation or removal;

2.	Ratify the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026; and
3.	Approve an amendment to the 2024 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,057,143 to 1,800,000.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN PROPOSAL NO. 1, AND “FOR” PROPOSALS NO. 2 AND NO. 3.

Holders of record of the Company’s common stock or voting preferred stock at the close of business on October 14, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each share of common stock, Series A Convertible Preferred Stock, and Series C Convertible Preferred Stock entitles the holder thereof to one and 52 votes, respectively. The Series A Convertible Preferred Stock is not entitled to vote at the Meeting. As of the Record Date, holders of common stock and Series C Convertible Preferred Stock are entitled to 7,943,083 and 7,020,000 votes, respectively.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting virtually, it is strongly recommended that you submit your proxy over the Internet or, if you requested printed proxy materials, complete the proxy card before the meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at the Meeting will be available, by appointment, for 10 days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

You are urged to review carefully the information contained in the proxy statement prior to deciding how to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held at 10:00 AM, Eastern Time, on December 11, 2026

The Notice of the Meeting, the proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

We are holding the Meeting in a virtual-only meeting format via live webcast on the Internet. You will not be able to attend at a physical location. You will be able to join and attend online by logging in at www.virtualshareholdermeeting.com/BNKK2026. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board,

Date:	October 16, 2026	By:	/s/ Jarrett Boon
		Name:	Jarrett Boon
		Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE PROPOSALS LISTED ABOVE.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
GENERAL INFORMATION ABOUT THE MEETING AND VOTING	5
PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE PRACTICES AND POLICIES	8
SECTION 16(A) COMPLIANCE	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	17
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL NO. 3 — AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE FROM 1,057,143 TO 1,800,000	19
OTHER MATTERS	20
OTHER IMPORTANT INFORMATION	20
WHERE YOU CAN FIND ADDITIONAL INFORMATION	21

i

BONK, INC.

60 E Rio Salado Pkwy, Suite 900

Tempe, AZ 85281

Proxy Statement

This proxy statement is being made available to the holders of record of shares of the voting stock of Bonk, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2026 annual meeting of stockholders (the “Meeting”) of the Company to be held at 10:00 AM, Eastern Time, on December 11, 2026. The Meeting will be a virtual meeting via live webcast and no in person meeting will be held. You will be able to join and attend online by logging in at www.virtualshareholdermeeting.com/BNKK2026.

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials over the Internet. Accordingly, on or about October 26, 2026, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders containing instructions on how to access this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) online, how to vote, and how to request a printed or electronic copy of the proxy materials free of charge. Stockholders will not receive printed copies of the proxy materials unless they request them.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

In this proxy statement, we refer to Bonk, Inc. as the “Company,” “we,” “us,” or “our.”

This proxy statement describes the proposals on which the Board would like you, as a stockholder, to vote at the Meeting, which will take place in a virtual-only (online) meeting format via live webcast on the Internet on December 11, 2026 at 10:00 AM, Eastern Time.

Stockholders are being asked to consider and vote upon proposals to (i) re-elect six directors to the Board to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders or until their earlier resignation or removal, (ii) ratify the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and (iii) approve an amendment to our 2024 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan from 1,057,143 to 1,800,000

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock or voting preferred stock on October 14, 2026 (the “Record Date”) may attend and vote at the Meeting. There were 7,943,083 shares of common stock, 100,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and 135,000 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) outstanding on the Record Date. Each share of common stock and Series C Preferred Stock entitles the holder thereof to one and 52 votes, respectively. Pursuant to a Preferred Stock Redemption Agreement dated September 4, 2026, the holder of the Series A Preferred Stock irrevocably waived all voting rights with respect to such shares, and the Series A Preferred Stock is not entitled to vote at the Meeting. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 15 of this proxy statement.

What is the proxy card?

The card enables you to appoint Jarrett Boon as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

The Board unanimously recommends that stockholders vote “FOR” each of the director nominees listed in proposal No. 1 and “FOR” proposals No. 2 and No. 3.

1

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, ClearTrust, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending the Notice of Internet Availability directly to you. As the stockholder of record, you have the right to direct the voting of your shares by submitting your proxy over the Internet, by returning a proxy card if you requested printed proxy materials, or to vote virtually at the Meeting. Whether or not you plan to attend the Meeting, please submit your proxy to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares virtually at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote virtually at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. Brokers, banks and other nominees can, however, vote on “routine” matters if the client does not provide voting instructions. The proposed ratification of the appointment of M&K as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares with respect to such proposal. The election of directors and the proposed amendment to the 2024 Equity Incentive Plan are each considered “non-routine” matters. Accordingly, brokers, banks and other nominees are not entitled to vote uninstructed shares with respect to the election of the director nominees or the amendment to the 2024 Equity Incentive Plan.

If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposed ratification of the appointment of M&K as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares with respect to the ratification of the appointment of M&K as our independent registered public accounting firm. Therefore, if you do not want your broker, bank or other nominee to vote on “routine” matters, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.

2

How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s common stock or voting preferred stock on the Record Date, you may vote virtually at the Meeting or by submitting a proxy. Each share of common stock and Series C Preferred Stock that you own in your name entitles you to one and 52 votes, respectively, on the applicable proposals. As of the Record Date, holders of common stock and Series C Preferred Stock are entitled to 7,943,083 and 7,020,000 votes, respectively.

(1)	You may submit your proxy by mail. If you requested printed proxy materials, you may submit your proxy by mail by completing, signing, and dating your proxy card and returning it in the postage-paid and addressed envelope provided. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director;

●	FOR the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
●	FOR the amendment to our 2024 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.

(2)	You may vote virtually at the Meeting. On the day of the meeting, you may go to www.virtualshareholdermeeting.com/BNKK2026, and log in by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice of the Meeting, as applicable. If you do not have your control number, you will be able to register as a guest; however, you will not be able to vote or submit questions during the meeting.

(3)	You may vote online. You may use the website www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, December 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via phone. You may use any touch-tone telephone to transmit your voting instructions by calling +1-800-690-6903.

3

What happens if I abstain?

If you abstain, whether by proxy or virtually at the Meeting, or if you instruct your broker, bank or other nominee to abstain, your abstention will be counted as “present” at the Meeting in determining whether or not a quorum exists. Because each of Proposal No. 2 and Proposal No. 3 requires the affirmative vote of a majority of the shares present virtually or represented by proxy and entitled to vote thereat, an abstention will have the same effect as a vote “against” Proposal No. 2 and Proposal No. 3. Abstentions will have no effect on the outcome of Proposal No. 1.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy over the Internet or, if you requested printed proxy materials, complete, sign, and return your proxy card in the pre-addressed, postage-paid envelope provided as soon as possible, so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at the Meeting; or

●	attending the Meeting and voting virtually.

However, your attendance at the Meeting will not automatically revoke your proxy unless you vote at the Meeting or specifically request in writing that your prior proxy be revoked.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote virtually at the Meeting.

Is my vote kept confidential?

Proxies, online votes, and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Jarrett Boon at (888) 257-8061 or by sending a letter to the offices of the Company at 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281, with any questions about proposals described in this proxy statement or how to execute your vote.

4

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a stockholder of Bonk, Inc., as part of the solicitation of proxies by the Board for use at the Meeting to be held in a virtual-only (online) meeting format via live webcast on the Internet on December 11, 2026, and any adjournment or postponement thereof. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held in a virtual-only (online) meeting format via live webcast on the Internet on December 11, 2026, at 10:00 AM, Eastern Time, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	Re-elect six directors to the Board of the Company to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders or until their earlier resignation or removal;

2.	Ratify the appointment of M&K as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026; and

3.	Approve an amendment to our 2024 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,057,143to 1,800,000.

Record Date and Voting Power	The Board fixed the close of business on October 14, 2026, as the record date for the determination of the outstanding shares of common stock and voting preferred stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 7,943,083 shares of common stock, 100,000 shares of Series A Preferred Stock, and 135,000 shares of Series C Preferred Stock outstanding. Each share of common stock and Series C Preferred Stock entitles the holder thereof to one and 52 votes, respectively. The Series A Preferred Stock is not entitled to vote at the Meeting. As of the Record Date, holders of common stock and Series C Preferred Stock are entitled to 7,943,083 and 7,020,000 votes, respectively.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if holders of one-third (33.33%) of the outstanding shares entitled to vote thereat are present virtually or represented by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (re-election of six directors) requires the affirmative vote of a plurality of the votes of the shares of capital stock present virtually or represented by proxy at such meeting and entitled to vote thereat. Withheld votes and broker non-votes will have no effect on the outcome of Proposal No. 1.

Proposal No. 2 (ratification of appointment of M&K to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026) requires the affirmative vote of a majority of the number of shares of stock present virtually or represented by proxy at such meeting and entitled to vote thereat. Abstentions will have the same effect as a vote against Proposal No. 2.

Proposal No. 3 (amendment to our 2024 Equity Incentive Plan to increase the number of shares reserved for issuance from 1,057,143 to 1,800,000) requires the affirmative vote of a majority of the shares present virtually or represented by proxy and entitled to vote thereat. Abstentions will have the same effect as a vote “against” Proposal No. 3. Broker non-votes will have no effect on the outcome of Proposal No. 3.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at Bonk, Inc., 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by virtually attending the Meeting and voting at the Meeting.

Proxy Solicitation Costs	The cost of soliciting proxies relating to the Meeting will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock and voting preferred stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email, and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal	None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our stockholders will have no right to dissent on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact Jarrett Boon at (888) 257-8061 or by sending a letter to the offices of the Company at 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices	The principal executive offices of the Company are located at 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281. The Company’s telephone number is (888) 257-8061.

5

PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS

The Board consists of six directors, all of whom have been nominated by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and approved by the Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

We believe that the collective skills, experiences, and qualifications of our directors provide the Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value, and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experiences.

The director nominees recommended by the Board are as follows:

The Board Recommends The Re-Election Of These Nominees:

Name	Age	Position(s)
Jarrett Boon	57	Chief Executive Officer and Director
Christopher Marc Melton	55	Chairman of the Board and Director
Mitchell Rudy	30	President and Director
Connor Klein	25	Director
James McAvity	41	Director
Stacey Duffy	34	Director

Nominee Information

Jarrett Boon, Chief Executive Officer and Director, has served as one of our directors since October 2023 and was appointed as the Chief Executive Officer of the Company in February 2024. Mr. Boon was the Co-Founder and CEO of GBB Drink Lab, which developed Safety Shot Beverages, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. Mr. Boon has over 30 years of experience building successful businesses from creation to exit. Mr. Boon was one of the original thought leaders and investors in LifeLock, a leading identity protection provider, where he applied his expertise in sales, marketing, and strategic business development to grow LifeLock to $500 million in revenue. LifeLock went public in 2012 and was subsequently acquired by Symantec in 2016 for $2.3 billion. Prior to LifeLock, Mr. Boon founded SW Promotions, a marketing and advertising company. SW Promotions and its 400 employees were acquired by one of its publicly traded partners.

Christopher Marc Melton, Chairman of the Board and Director, has served as one of our directors since August 2019 and as Chairman of the Board since April 2026. Mr. Melton has served as director of SG Blocks, Inc. since November of 2011 and currently serves as the Audit Committee Chairman. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran in excess of $1 billion book in media, telecom, and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $1 billion plus in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. Mr. Melton is Principal and co-founder of Callegro Investments, a specialist land investor. He currently serves on several public and private boards as well as Chairman of the Audit Committee of a Nasdaq listed company.

6

Mitchell Rudy, President and Director, has served as one of our directors since September 2025 and as our President since April 2026. Mr. Rudy, known as “Nom” in the crypto community, is a Canadian software developer and one of the founding contributors behind BONK, the popular Solana-based meme token and community-driven DeFi ecosystem. Active in Solana since 2021, Mr. Rudy helped shape MonkeDAO and led BONK’s rapid adoption after the 2022 FTX collapse, focusing on democratized access, product innovation, and robust integrations across the network.

Connor Klein, Director, has served as one of our directors since October 2025. Mr. Klein is an Investment Partner at New Form Capital. Mr. Klein is responsible for investments across financial infrastructure, real-world assets, and DeFi. Mr. Klein previously worked in Investment Banking at Morgan Stanley in its consumer & retail group and in growth at Halliday, an Andreessen Horowitz-backed crypto payments startup. Mr. Klein holds a B.A. in Economics from the University of Pennsylvania.

James McAvity, Director, has served as one of our directors since November 2025. Mr. McAvity began his career as a commodities trader which led to him building and operating a proprietary CME derivatives trading business focused on energy futures. The business delivered outstanding returns in each year of its operation and did not manage outside capital. Building on his passion for technology, Mr. McAvity then served on the management team from 2013 to 2018 and the board of directors from 2018 to 2022 of Knock, Inc., a SaaS business providing solutions to the US apartment industry, which was sold to RealPage in 2022 in a successful exit. In 2018, Mr. McAvity co-founded Cormint, Inc., a Bitcoin mining company headquartered in Fort Stockton, Texas. Mr. McAvity and the Cormint team have scaled their business to 130MW of capacity and 3 EH of mining capacity while being the most efficient miner of Bitcoin as ranked by both CoinShares and MinerMag for FY 2023 and 2024. Mr. McAvity currently serves as the CEO of Cormint.

Stacey Duffy, Director, has served as one of our directors since November 2025. Ms. Duffy is a director-level financial due diligence professional. Ms. Duffy has extensive experience leading complex transactions for corporate and private equity clients at firms including Alvarez & Marsal and KPMG. Ms. Duffy’s historical deals range across public and private companies, international acquisitions, and carve-out transactions.

Vote Required

Directors are elected by a plurality of the votes cast virtually or by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. “Plurality” means that the nominees receiving the greatest number of affirmative votes will be elected as directors, up to the number of directors to be chosen at the meeting. Broker non-votes will not affect the outcome of the election of directors because brokers do not have discretion to cast votes on this proposal without instruction from the beneficial owner of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

7

CORPORATE GOVERNANCE PRACTICES AND POLICIES

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the director’s exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that the following nominees satisfy the independence requirements of Nasdaq: Mr. Melton, Mr. Klein, Mr. McAvity, and Ms. Duffy.

Board Committees and Meetings

The Board held 5 meetings during fiscal year 2025. No director attended fewer than 90% of the aggregate number of all meetings of the Board and of the committees on which he or she served during fiscal year 2025. All of our directors then serving attended our 2025 annual meeting of stockholders held on June 12, 2025. Although we do not have a formal policy regarding director attendance at annual meetings of stockholders, we encourage all of our directors to attend either online or by conference call.

Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance tab on the Company’s website at www.bonkinc.com/investors. As a matter of routine corporate governance, each committee intends to review its charter and practices on an annual basis to determine whether its charter and practices are consistent with listing standards of Nasdaq.

Committee Composition

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christopher Marc Melton	(1) (2) (3)	(1)	(1)

Connor Klein	(1)	(1)	(1)

James McAvity		(1)(2)

Stacey Duffy	(1)		(1) (2)

(1)	Committee member.

(2)	Committee chair.

(3)	The Board has determined that we have at least one “audit committee financial expert,” as defined by the rules and regulations of the SEC and that is Mr. Melton.

Audit Committee

Upon re-election, Mr. Melton, Mr. Klein, and Ms. Duffy will continue to be members of our Audit Committee of the Board (the “Audit Committee”), where Mr. Melton shall continue to serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by Nasdaq as such standards apply specifically to members of Audit Committees.

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We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	helping to ensure the independence and performance of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing our policies on risk assessment and risk management;
●	reviewing related party transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has determined that Mr. Melton possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Audit Committee held 4 meetings in fiscal year 2025.

Compensation Committee

Upon re-election, Messrs. Melton, Klein, and McAvity will continue to be members of our Compensation Committee of the Board (the “Compensation Committee”), where Mr. McAvity shall continue to serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

The Compensation Committee held 2 meetings in fiscal year 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies director candidates through recommendations from directors, management, and stockholders. In evaluating candidates, the Nominating and Corporate Governance Committee considers, among other things, a candidate’s independence, business and industry experience. Each of the director nominees standing for re-election at the Meeting was recommended by the Nominating and Corporate Governance Committee.

Upon re-election, Mr. Melton, Mr. Klein, and Ms. Duffy will continue to be the members of our Nominating and Corporate Governance Committee, where Ms. Duffy shall continue to serve as the chairwoman. All members of our Nominating and Corporate Governance Committee are qualified as independent under the current definition promulgated by Nasdaq. The Board adopted and approved a charter for the Nominating and Corporate Governance Committee. In accordance with the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is responsible for identifying and proposing new potential director nominees to the Board for consideration and reviewing our corporate governance policies.

The Nominating and Corporate Governance Committee held 1 meeting in fiscal year 2025.

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Board Leadership Structure and Role in Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks we face and our general risk management strategy and also ensures that risks we undertake are consistent with the Board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Our Bylaws, as amended, provide the Board with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. The Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Mr. Melton, an independent director, has served as Chairman of the Board since April 2026, and Mr. Boon serves as our Chief Executive Officer. Our Chief Executive Officer, who is also a member of the Board, is responsible for setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for the Board meetings, presides over meetings of the Board and tries to reach a consensus on Board decisions. Although these roles are currently separate, the Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interest of the Company and its stockholders, and therefore one person may, in the future, serve as both the Chief Executive Officer and Chairman of the Board.

Code of Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors, officers, employees and all persons performing similar functions. A copy of that code is attached as Exhibit 14.1 to the registration statement on Form S-1 filed with the SEC on July 14, 2020. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed in our public filings with the SEC.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees, and consultants that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards. It is also the Company’s practice to comply with applicable insider trading laws when engaging in transactions in its own securities. A copy of our insider trading policy was filed as Exhibit 19.1 to the Annual Report.

Hedging Policy

Our insider trading policy prohibits our directors, officers, and employees from engaging in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds, or otherwise trading in puts, calls, or other derivative securities with respect to our securities. We have not adopted any practices or policies regarding the ability of our employees, officers, or directors to purchase financial instruments, or otherwise engage in transactions, that hedge or offset any decrease in the market value of our equity securities.

Family Relationships

There are no family relationships between or among the director nominees or other executive officers of the Company.

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Legal Proceedings Involving Officers and Directors

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;
4.	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with the Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, the Board will continue to monitor whether it would be appropriate to adopt such a process.

Executive Officer Compensation

The following table sets forth information concerning the compensation of our named executive officers who served during the years ended December 31, 2025 and 2024. Individuals we refer to as our “named executive officers” include our Chief Executive Officer, our two other most highly compensated executive officers serving at December 31, 2025, and up to two additional individuals who would have been among such officers but for not serving as executive officers at December 31, 2025, in each case whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)
Jarrett Boon(1)(6)	2025	$300,000	$222,500	$1,246,000	$-	$25,000	$1,793,500
Chief Executive Officer and Director	2024	$150,000	$-	$-	$1,504,454	$25,000	$1,679,454

Markita Russell Chief Financial Officer	2025	$185,428		$171,500	$66,299		$423,227

John Gulyas(2)(6)	2025	$175,000	$222,500	$1,246,000	$-	$25,000	$1,668,500
Former Executive Chairman and Director	2024	$-	$-	$-	$-	$25,000	$25,000

Jordan Schur(3)	2025	$191,667	$222,500	$1,825,167	$11,057	$25,000	$2,275,391
Former President and Former Director	2024	$245,000	$-	$810,833	$-	$-	$1,055,833

1.	Mr. Boon has served as Chief Executive Officer since February 2024 and as a Director since October 2023.
2.	Mr. Gulyas served as Executive Chairman from March 2024, and as a Director from January 2024, until his resignation from these positions on December 31, 2025.
3.	Mr. Schur served as President from April 2024 until his resignation on December 31, 2025, and served as a Director from March 2024 to November 2025.
4.	Stock Awards are valued using the market price on the date of grant.
5.	Option Awards represents the fair value of the options granted during the period calculated using the Black-Scholes formula.
6.	Messrs. Boon, Gulyas and Schur were each paid $25,000 in director fees during 2025.

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Employment Agreements with Named Officers

Jarrett Boon Employment Agreement

On December 16, 2024, the Company entered into an employment agreement (the “Boon Agreement”) with Jarrett Boon, pursuant to which Mr. Boon serves as the Company’s Chief Executive Officer. The Boon Agreement provides for (A) a $300,000 annual base salary paid in equal installments on the Company’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 10,000 shares of Company’s common stock fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieved a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieved a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits. On or about March 3, 2025, the Company amended the Boon Agreement by changing Section 5. b. to read, “Restricted Stock. As part of his employment, Employee shall receive a grant of 1,000,000 shares of Company restricted common stock (the “RSUs”) as compensation for work performed in 2025 and 2026. The 1,000,000 RSUs will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.” The RSUs vested in full as of April 1, 2026.

John Gulyas Employment Agreement

On December 16, 2024, the Company entered into an employment agreement (“Gulyas Agreement”) with John Gulyas, pursuant to which Mr. Gulyas served as the Company’s Executive Chairman of the Board until his resignation on December 31, 2025. The Gulyas Agreement provided for (A) a $300,000 annual base salary paid in equal installments on the Company’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 shares of Company’s common stock fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieved a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieved a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits. On or about March 11, 2025, the Company amended the Gulyas Agreement by changing Section 5.b. to provide for a grant of 1,000,000 shares of Company restricted common stock (the “RSUs”) as compensation for work performed in 2025 and 2026, which were scheduled to vest in quarterly increments of 250,000 shares on July 1, 2025, October 1, 2025, January 1, 2026 and April 1, 2026.

Jordan Schur Employment Agreement

On December 16, 2024, the Company entered into an employment agreement (the “Schur Agreement”) with Jordan Schur, pursuant to which Mr. Schur served as the Company’s President until his resignation on December 31, 2025. The Schur Agreement provided for (A) a $300,000 annual base salary paid in equal installments on the Company’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 shares of Company’s common stock fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieved a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieved a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits. On or about March 3, 2025, the Company amended the Schur Agreement by changing Section 5. b. to provide for a grant of 1,000,000 shares of Company restricted common stock (the “RSUs”) as compensation for work performed in 2025 and 2026, which were scheduled to vest in quarterly increments of 250,000 shares on July 1, 2025, October 1, 2025, January 1, 2026 and April 1, 2026.

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Markita Russell Employment Agreement

On October 3, 2025, the Company entered into an employment agreement, retroactively effective as of June 30, 2025 (the “Russell Agreement”), with Markita Russell, pursuant to which Ms. Russell serves as the Company’s Chief Financial Officer. The Russell Agreement provides for (A) a $250,000 annual base salary, (B) a restricted stock award of 350,000 shares of Company’s common stock fully vested as of the date therein, and (C) a retention bonus evaluated annually based on performance and company sales goals, as agreed upon by Ms. Russell and our Chief Executive Officer.

Mitchell Rudy Employment Agreement

On April 27, 2026, the Board appointed Mitchell Rudy as President of the Company, and the Company entered into an employment agreement with Mr. Rudy providing for an annual base salary of $150,000, eligibility to participate in the Company’s benefit programs, and customary non-disclosure and restrictive covenant provisions.

Director Compensation

The following table sets forth the amounts paid to non-executive directors during the years ended December 31, 2025 and 2024.

Directors	2025	2024
Christopher Marc Melton	$25,000	$25,000
Richard Pascucci (former)	$25,000	$-
David Long (former)	$25,000	$-
Brian John (former)	$-	$25,000
Dr. Skender Fani (former)	$-	$25,000
Glynn Wilson (former)	$-	$25,000
Hector Alila (former)	$-	$25,000
Nancy Torres Kaufman (former)	$-	$25,000
Gary Herman (former)	$-	$25,000
	$75,000	175,000

Stock Incentive Plan

On January 17, 2024, the Board adopted the 2024 Equity Incentive Plan (the “2024 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity-linked awards to officers, directors, consultants and others, and on July 31, 2024, the Company’s shareholders ratified the 2024 Plan. The 2024 Plan was adopted as a means to offer incentives and attract, motivate, retain and reward persons eligible to participate in the 2024 Plan. On June 12, 2025, the Company’s shareholders approved an amendment to the 2024 Plan to increase the number of shares reserved for issuance under the 2024 Plan from 15,000,000 to 37,000,000, on a pre-versus split basis.

Agreements with Directors

Mitchell Rudy

In August 2025 (the “Rudy Execution Date”), we entered into a director’s agreement with Mitchell Rudy pursuant to which Mr. Rudy shall serve as one of our directors (the “Rudy Agreement”). Pursuant to the Rudy Agreement, we shall pay Mr. Rudy $30,000 per annum. Additionally, we shall issue to Mr. Rudy 100,000 restricted stock units of the Company’s common stock, and an additional 100,000 restricted stock units for each additional year Mr. Rudy serves as a director. These restricted stock units vest the day they are granted.

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Connor Klein

On October 9, 2025 (the “Klein Execution Date”), we entered into an independent director’s agreement with Connor Klein, pursuant to which Mr. Klein shall serve as one of our directors (the “Klein Agreement”). Pursuant to the Klein Agreement, we shall pay Mr. Klein $30,000 per annum   . Additionally, we shall issue to Mr. Klein 100,000 restricted stock units of the Company’s common stock, and an additional 100,000 restricted stock units for each additional year Mr. Klein serves as a director. These restricted stock units vest the day they are granted.

Stacey Duffy

On November 7, 2025 (the “Duffy Execution Date”), we entered into an independent director’s agreement with Stacey Duffy, pursuant to which Ms. Duffy shall serve as one of our directors and our Nominating and Corporate Governance Committee Chairperson (the “Duffy Agreement”). Pursuant to the Duffy Agreement, we shall pay Ms. Duffy $30,000 per annum. Additionally, we shall issue to Ms. Duffy 100,000 restricted stock units of the Company’s common stock, and an additional 100,000 restricted stock units for each additional year Ms. Duffy serves as a director. These restricted stock units vest the day they are granted.

James McAvity

On November 7, 2025 (the “McAvity Execution Date”), we entered into an independent director’s agreement with James McAvity, pursuant to which Mr. McAvity shall serve as one of our directors and our Compensation Committee Chairperson (the “McAvity Agreement”). Pursuant to the McAvity Agreement, we shall pay Mr. McAvity $30,000 per annum. Additionally, we shall issue to Mr. McAvity 100,000 restricted stock units of the Company’s common stock, and an additional 100,000 restricted stock units for each additional year Mr. McAvity serves as a director. These restricted stock units vest the day they are granted.

Chris Marc Melton

On July 29, 2019 (the “Melton Execution Date”), we entered into an independent director’s agreement with Christopher Melton, pursuant to which Mr. Melton shall serve as one of our directors and our Audit Committee Chairperson (the “Melton Agreement”). Pursuant to the Melton Agreement, we shall pay Mr. Melton $1,000 per quarter, per annum. Additionally, we shall issue to Mr. Melton an option to purchase 33,000 shares of our common stock on the Melton Execution Date and for each additional year Mr. Melton serves as a director (the “Melton Options”). The Melton Options shall have a three (3) year term and an exercise price of $0.25 per share and shall be issued on each anniversary date of his election.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding options to acquire our common stock held by each of the named executive officers as of December 31, 2025, including the vesting dates for the portions of these awards that had not vested as of that date. The named executive officers did not hold any other outstanding equity awards as of that date. Except as set forth below, all of the outstanding equity awards granted to our named executive officers were fully vested as of December 31, 2025.

		Option Awards
				Equity
				Incentive
				Plan Awards:
		Number of	Number of	Number of
		Securities	Securities	Securities
		Underlying	Underlying	Underlying
		Unexercised	Unexercised	Unexercised		Option	Option
	Grant	Options (#)	Options (#)	Unearned		Exercise	Expiration
Name	Date	Exercisable	Unexercisable	Options (#)		Price ($)	Date
John Gulyas	7/18/2023	50,000	-	-		$0.49	7/16/2028
John Gulyas	1/16/2024	1,250,000	-	-		$1.79	1/14/2029
John Gulyas	2/7/2024	1,050,000	-	-		$0.76	12/29/2027
John Gulyas	2/7/2024	900,000	-	-		$1.30	12/29/2027
Jarrett Boon	8/18/2023	100,000	-	-		$1.13	8/16/2028
Jarrett Boon	1/16/2024	1,250,000	-	-		$1.79	1/14/2029
Jarrett Boon	2/7/2024	1,050,000	-	-		$0.76	12/29/2027
Jarrett Boon	2/7/2024	900,000	-	-		$1.30	12/29/2027
Jordan Schur	3/7/2024	750,000	-	-		$1.96	3/6/2029
Jordan Schur	3/7/2024	50,000	-	-		$1.96	3/6/2029
Jordan Schur	3/7/2024	-	250,000	-	(1)	$1.96	3/6/2029

(1)	Represents 250,000 options held by Jordan Schur, which vested in full on January 1, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have a formal policy regarding the timing of grants of stock options, stock appreciation rights, or similar option-like instruments in relation to the disclosure of material nonpublic information. The Board and the Compensation Committee do not take material nonpublic information into account when determining the timing or terms of such awards, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During the fiscal year ended December 31, 2025, we did not grant stock options to any named executive officer during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Current Report on Form 8-K that disclosed material nonpublic information.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership. Based solely on our review of such reports filed with the SEC and written representations from our directors and executive officers, we believe that all such filing requirements were timely satisfied during the fiscal year ended December 31, 2025, except as follows: (i) Mitchell Rudy, a director, filed one late Form 3, and Lucky Dog Holdings, a greater than 10% beneficial owner controlled by Mr. Rudy, filed one late Form 3; (ii) Connor Klein and Stacey Duffy, each a director, each filed one late Form 3; and (iii) Markita Russell, our Chief Financial Officer, James McAvity, a director, and Richard Pascucci, a former director, have not yet filed a Form 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock, Series A Preferred Stock, and Series C Preferred Stock by any person known to us to be the beneficial owner of more than 5% of any class of our voting securities, by directors and certain executive officers, and by all of our directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days from the Record Date. Pursuant to such rules, we deemed outstanding shares of common stock subject to options, warrants, and other securities held by that person that are exercisable or convertible currently or within 60 days from the Record Date. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Except as otherwise indicated, the business address of our directors and executive officers is 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281. The calculation of percentage of beneficial ownership is based on 7,943,083 shares of our common stock, 100,000 shares of Series A Preferred Stock, and 135,000 shares of Series C Preferred Stock that were outstanding as of the Record Date.

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Name	Number of Shares of Common Stock Beneficially Owned	Percentage of Class (1)	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Class (2)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage of Class (3)	Total Voting Power
Executive Officers and Directors
Jarrett Boon, Chief Executive Officer and Director (4)	223,343	2.8%	-	-	-	-
Markita Russell, Chief Financial Officer (5)	19,286	*	-	-	-	-
Christopher Marc Melton, Chairman of the Board and Director (6)	22,314	*	-	-	-	-
Mitchell Rudy, President and Director	2,857	*	-	-	-	-
Connor Klein, Director	2,857	*	-	-	-	-
James McAvity, Director	2,857	*	-	-	-	-
Stacey Duffy, Director	2,857	*	-	-	-	-
All current executive officers and directors as a group (7 persons)	276,371	2.8%	-	-	-	-

Other 5% Beneficial Owner
Core 4 Capital Corp. (7)	6,680	*	73,333	73%	-	-
Lucky Dog Holdings (8)	5,051,584	64%	-	-	135,000	100%

*	Less than 1%.

(1) Percentage of common stock ownership is based on 7,943,083 shares of common stock issued and outstanding as of the Record Date.

(2) Percentage of Series A Preferred Stock ownership is based on 100,000 shares of Series A Preferred Stock issued and outstanding as of the Record Date. The Series A Preferred Stock is not entitled to vote at the Meeting.

(3) Percentage of Series C Preferred Stock ownership is based on 135,000 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

(4) Includes 92,857 shares of common stock issuable upon exercise of options.

(5) Includes 9,285 shares of common stock issuable upon exercise of options.

(6) Includes 2,315 shares of common stock issuable upon exercise of options.

(7) Includes 6,680 shares of common stock issuable upon exercise of options.

(8) The two common stock columns include 3,568,125 shares of common stock issuable upon conversion of shares of Series C Preferred Stock held by Lucky Dog Holdings (“Lucky Dog”) and 1,483,459 shares of common stock issued to Lucky Dog pursuant to the Securities Purchase Agreement, dated August 25, 2025, between the Company and Lucky Dog. The two Series C Preferred Stock columns include 135,000 shares of Series C Preferred Stock held by Lucky Dog. Mitchell Rudy has investment control of and is a Director of Lucky Dog.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following sets forth a summary of all transactions since January 1, 2024, and any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2024 and 2025, and in which any related person had or will have a direct or indirect material interest.

Brian John Advisory Agreement

On March 1, 2024, the Company entered into a transition advisory agreement (the “Advisory Agreement”) with Brian John, our former CEO, pursuant to which Mr. John resigned from his position as the Chief Executive Officer of the Company and was hired as an advisor to the Company for a term of 3 months ending on June 1, 2024, with a further 3-month extension available with the mutual consent of the parties. Mr. John received $12,500 as monthly compensation for his services under the Advisory Agreement. The term did not extend beyond June 1, 2024.

Jordan Fried

On June 25, 2025, two accredited investors (the “Investors”), including Fried LLC, purchased certain convertible notes (the “Fried Notes”) and warrants (the “Fried Warrants”) of the Company from a former holder. Jordan Fried has investment control of and is a manager of Fried LLC.

On July 21, 2025, the Company entered into a Securities Purchase Agreement (the “July 2025 Securities Purchase Agreement”) with accredited investors, including Jordan Fried, relating to a registered direct offering and a concurrent private placement, pursuant to which, among others, on July 24, 2025, the Company issued to Jordan Fried 4,338,395 shares of common stock at an offering price of $0.461 per share and unregistered warrants to purchase up to an aggregate of 8,676,790 shares of common stock at a purchase price of $0.125 per warrant. Each warrant is exercisable for one share of common stock, has an exercise price of $0.461 per share, and is immediately exercisable upon issuance and has a term of exercise equal to five (5) years from the date of issuance. As a result of the issuance of shares of common stock and unregistered warrants, Jordan Fried became a beneficial owner of more than five percent of our common stock.

On July 2, 2025, the Company entered into an Exchange Agreement (the “July Fried Exchange Agreement”) by and among the Company and the Investors, including Fried LLC. Pursuant to the July Fried Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby, among others, Fried LLC shall exchange the portion of the Fried Notes that it held for an aggregate of 3,606 shares of Series B Preferred Stock on the closing date. The exchange transaction closed on July 3, 2025, and the 3,606 shares of Series B Preferred Stock were issued to Fried LLC on August 26, 2025.

On November 7, 2025, the Company entered into an Exchange Agreement (the “November Fried Exchange Agreement”) by and between the Company and Fried LLC, pursuant to which Fried LLC agreed to exchange the portion of the Fried Warrants that it held for an aggregate of 1,643,663 shares of common stock. The 1,643,663 shares of common stock were issued to Fried LLC on April 27, 2026.

Lucky Dog

On August 8, 2025, the Company entered into a Securities Purchase Agreement (the “Series C Securities Purchase Agreement”) with Lucky Dog Holdings, a company founded and controlled by Mitchell Rudy, our director, for a private investment in public equity of 35,000 shares of the Series C Preferred Stock at a purchase price of $25,000,000, which was paid in the form of BONK tokens. The conversion price of the Series C Preferred Stock is $1.081, and as a result such 35,000 shares of Series C Preferred Stock are convertible into a total of 32,377,428 shares of common stock. On August 8, 2025, the Company also entered into a Revenue Sharing Agreement (the “Revenue Sharing Agreement”) with Lucky Dog Holdings, for issuance of 100,000 shares of Series C Preferred Stock in exchange for an amount equal to 10% of all gross revenue of LetsBonk.fun in perpetuity. Such 100,000 shares of Series C Preferred Stock are convertible into a total of 92,506,938 shares of common stock. These transactions were approved by the Board by unanimous vote on August 5, 2025.

On August 25, 2025, the Company entered into a Securities Purchase Agreement with Lucky Dog Holdings, a company founded and controlled by Mitchell Rudy, now our President and a director, for a private investment in public equity of 51,921,080 shares of common stock at a purchase price of $0.4815 per share. The aggregate purchase price was $25,000,000, which was paid in the form of BONK tokens. The transaction was approved by the Board by unanimous written consent on August 25, 2025. This transaction closed on August 29, 2025, and the 51,921,080 shares were issued during the fourth quarter of 2025.

Core 4 Capital Corp.

On September 4, 2026, the Company entered into a Preferred Stock Redemption Agreement with Core 4 Capital Corp. (“Core4”), the holder of 100,000 shares of Series A Preferred Stock, pursuant to which the Company agreed to purchase 26,667 shares of Series A Preferred Stock from Core4 for an aggregate purchase price of $4,000,000. Following the redemption, Core4 holds 73,333 shares of Series A Preferred Stock. As part of the consideration, Core4 irrevocably waived all anti-dilution rights and all rights under the Certificate of Designation of the Series A Preferred Stock, including voting rights, liquidation preferences, and conversion rights, and granted the Company a general release of claims arising from its investment. Joel Schur has investment control of Core4.

17

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, as amended, Bylaws, as amended, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. The Audit Committee has selected M&K CPAS, PLLC to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. Therefore, we are requesting that stockholders approve the proposal to ratify the appointment of M&K as our independent registered public accounting firm.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee may reconsider this appointment.

We have been advised by M&K that neither the firm nor any of its associates had any relationship during the last fiscal year with the Company other than the usual relationship that exists between independent registered public accounting firms and their clients. Representatives of M&K are not expected to attend the Meeting virtually and therefore are not expected to be available to respond to any questions. As a result, representatives of M&K will not make a statement at the Meeting.

The Board recommends that you vote “for” ratifying the appointment of M&K to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Fees Paid to the Independent Registered Public Accounting Firm

Audit Fees totaling $190,000 and $45,500 were paid to M&K during the years ended December 31, 2025 and 2024, respectively.

No other fees were paid to M&K.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimis exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimis exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by M&K in the fiscal years ended December 31, 2025 and 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by M&K.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of M&K to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

18

PROPOSAL NO. 3 - AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE FROM 1,057,143 TO 1,800,000

Proposal No. 3 seeks your approval of an amendment to the 2024 Plan to increase the number of shares of common stock reserved for issuance under the 2024 Plan by 1,800,000 shares, from 1,057,143 to 1,800,000. The text of the proposed amendment to the 2024 Plan is attached to this proxy statement as Appendix A. The text of the Plan is attached as Exhibit 10.1 to the Company’s Form S-1 filed with the SEC on August 2, 2024.

Summary of 2024 Equity Incentive Plan

Administration.

The Board of Directors has the sole authority to grant options or restricted stock. The authority to manage the operation of and administer the Plan shall be vested in the Compensation Committee. The Committee shall consist of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Board or the Committee administering the plan shall have full power and authority to designate recipients of options and restricted stock, and to determine the terms and conditions of the respective option and restricted stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.

Eligibility.

The persons eligible for participation in the 2024 Plan as recipients of options or restricted stock shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that incentive options may only be granted to employees of the Company and any Subsidiary.

Awards.

A maximum of 38,500,000 shares of the Company’s common stock, par value $0.001 per share shall be subject to the 2024 Plan. The shares of common stock subject to the 2024 Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of common stock shall be and is hereby reserved for such purpose.

Options.

The purchase price of each share of common stock purchasable under an incentive option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of such share of common stock on the date the option is granted.

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted.

Change of Control.

Upon the occurrence of a change in control the Compensation Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Compensation Committee, in its sole discretion.

Director Compensation and Agreements with Directors.

Please see “Director Compensation” and “Agreements with Directors” under “Corporate Governance Practices and Policies.”

The Board recommends that you vote “FOR” AMENDING THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE FROM 1,057,143 TO 1,800,000.

19

OTHER MATTERS

The Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER IMPORTANT INFORMATION

Deadline for Submission of Stockholder Proposals for 2027 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2027 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281, no later than June 28, 2027, which is 120 calendar days before the anniversary of the date this proxy statement was first released to stockholders.

In addition to satisfying the requirements of our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 12, 2027.

If we are not notified of a stockholder proposal by September 11, 2027, which is 45 calendar days before the anniversary of the date this proxy statement was first released to stockholders, the Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Bonk, Inc., 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, ClearTrust, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or electronic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile, or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2025. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

20

Householding of Proxy Materials

Only one copy of the Notice of Internet Availability and, if applicable, the proxy materials, is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. Registered stockholders who share an address and would like to receive a separate copy of the Notice of Internet Availability, our Annual Report and/or this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: ClearTrust, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to ClearTrust, LLC, 18 Lafayette Pl, Woodmere, NY 11598.

Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting ClearTrust, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

This proxy statement is made available together with a copy of the Annual Report. Such Annual Report constitutes the Company’s annual report to its stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Annual Report includes the Company’s audited financial statements for the fiscal year ended December 31, 2025 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Jarrett Boon, our Chief Executive Officer, at 60 E Rio Salado Pkwy, Suite 900, Tempe, AZ 85281 or by telephone at (888) 257-8061.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of the Meeting, this proxy statement, and the Annual Report are available at www.proxyvote.com.

21

APPENDIX A

Amendment to the Bonk, Inc.,
2024 Equity Incentive Plan

This Amendment (this “Amendment”) to the Bonk, Inc. 2024 Equity Incentive Plan, as previously amended (the “Plan”), is adopted by Bonk, Inc., a Delaware corporation (the “Company”), subject to stockholder approval as provided below.

WHEREAS, the Plan was previously amended to increase the number of shares reserved for issuance from 1,057,143 to 1,800,000 (15,000,000 to 37,000,000 pre reverse stock split), as approved by the Company’s stockholders on June 12, 2025 and reported in the Company’s Current Report on Form 8-K filed on June 16, 2025;

WHEREAS, the Board of Directors has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment; and

WHEREAS, pursuant to Section 12 of the Plan, the Company desires to further amend the Plan to increase the number of shares reserved for issuance to 1,800,000;

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Share Reserve. The first sentence of Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment as provided in Section 8 hereof, a maximum of 1,800,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shall be subject to the Plan.”

2. Effective Date. This Amendment shall become effective upon approval by the Company’s stockholders.

3. Continuing Effect. Except as expressly amended hereby, the Plan shall remain in full force and effect. Capitalized terms not defined in this Amendment have the meanings assigned to them in the Plan.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

During The Meeting - Go to **www.virtualshareholdermeeting.com/BNKK2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04277-P58319 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BONK, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Jarrett Boon	☐	☐	☐
1b. Christopher Marc Melton	☐	☐	☐
1c. Mitchell Rudy	☐	☐	☐
1d. Connor Klein	☐	☐	☐
1e. James McAvity	☐	☐	☐
1f. Stacey Duffy	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratify the appointment of M&K as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.	☐	☐	☐
3. Approve the increase of authorized shares under the 2024 Equity Incentive Plan from 1,057,143 to 1,800,000.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T04278-P58319

BONK, INC.
Annual Meeting of Stockholders
December 11, 2026
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jarrett Boon and Markita L. Russell, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BONK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, ET on December 11, 2026, at www.virtualshareholdermeeting.com/BNKK2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

BONK, INC.

2026 Annual Meeting
Vote by December 10, 2026
11:59 PM ET

T04283-P58319

You invested in BONK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 11, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Vote Virtually at the Meeting*

December 11, 2026
10:00 AM, ET

Virtually at:
www.virtualshareholdermeeting.com/BNKK2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors.	
	Nominees:	
1a.	Jarrett Boon	For
1b.	Christopher Marc Melton	For
1c.	Mitchell Rudy	For
1d.	Connor Klein	For
1e.	James McAvity	For
1f.	Stacey Duffy	For
2.	Ratify the appointment of M&K as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.	For
3.	Approve the increase of authorized shares under the 2024 Equity Incentive Plan from 1,057,143 to 1,800,000.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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T04284-P58319